EXHIBIT 7(A)

                                CONSENT OF KPMG



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                          INDEPENDENT AUDITORS' CONSENT



The Shareholder and Board of Directors of
ING Life Insurance and Annuity Company:

We consent to the use of our report included herein.



                                         /s/ KPMG LLP


Hartford, Connecticut
April 29, 2003